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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholders
BroadVision, Inc.:

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 333-62619, 333-14057, and 333-35114.

                                                             ARTHUR ANDERSEN LLP

San Jose, California
March 30, 2001